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                                      FORM 8-K


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:  April 13, 1998


                           Commission file number 1-1097


                         OKLAHOMA GAS AND ELECTRIC COMPANY
               (exact name of registrant as specified in its charter)


               Oklahoma                          73-0382390
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)



                                  321 North Harvey
                                    P.O. Box 321
                        Oklahoma City, Oklahoma  73101-0321
                      (Address of principal executive offices)
                                     (Zip Code)


                                   (405) 553-3000
                (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

On April 13, 1998, Oklahoma Gas and Electric Company, an Oklahoma corporation (the "Company") entered into a Purchase Agreement and filed on April 13, 1998, with the Securities and Exchange Commission a prospectus supplement relating to $100,000,000 in aggregate principal amount of its 6-1/2% Senior Notes, Series due April 15, 2028.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

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

Exhibits
1.01 Purchase Agreement, dated April 13, 1998, between Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC Oppenheimer Corp. and Lehman Brothers Inc. relating to $100,000,000 of 6-1/2% Senior Notes, Series due April 15, 2028.


4.01 Supplemental Indenture No. 3 dated as of April 1, 1998, between the Company and The Bank of New York, creating $100,000,000 principal amount of 6-1/2% Senior Notes, Series due April 15, 2028 (the "Senior Notes").

4.02 Supplemental Trust Indenture dated April 6, 1998 between the Company and The Bank of New York, releasing the lien of the Company's First Mortgage Indenture.

5.01      Opinion of counsel as to legality of the Senior Notes.
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                                    SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    OKLAHOMA GAS AND ELECTRIC COMPANY
                    (Registrant)


                    By: /s/  James R. Hatfield
                        -----------------------------------------------
                        James R. Hatfield, Vice President and Treasurer


                    (On behalf of the registrant and in his capacity as Vice President and Treasurer)
April 14, 1998